G-III APPAREL GROUP, LTD.

Statements concerning the Company's business outlook or future economic performance, anticipated revenues, expenses or other financial items; product introductions and plans and objectives related thereto; and statements concerning assumptions made or expectations as to any future events, conditions, performance or other matters are "forward-looking statements" as that term is defined under the Federal Securities laws. Forward-looking statements are subject to risks, uncertainties and other factors which could cause actual results to differ materially from those stated in such statements.
Such risks, uncertainties and factors include, but are not limited to, reliance on foreign manufacturers, the nature of the apparel industry, including changing customer demand and tastes, seasonality,
customer acceptance of new products, the impact of competitive products and pricing, dependence on existing management, general economic conditions, as well as other risks detailed in the Company's filings with the Securities and Exchange Commission. The Company assumes no obligation to update the information in this presentation.

Safe Harbor

NASDAQ: GIII

Market Cap: Approximately $50 million

Specializes in branded consumer apparel

G-III Apparel Group, Ltd. is a leading manufacturer and
distributor of outerwear and sportswear under licensed labels, our own labels and private labels. The Company has fashion licenses with Kenneth Cole, Nine West, Cole Haan, Jones Apparel, Sean
John, Izod, Cece Cord, Bill Blass, and James Dean and sports licenses with the National Football League, National Basketball
Association, Major League Baseball, National Hockey League,
Louisville Slugger, NASCAR, World Poker Tour and more than
60 universities nationwide. Company-owned labels include among others, Black Rivet, Colebrook, and Siena Studio.

G-III Apparel Group

Dominant niche position as one of the largest
outerwear wholesalers

Established position in Sports Apparel

Broad array of strong brands

Balanced mix of distribution

Significant opportunities for growth

Strong sourcing expertise provides quality
product at a competitive price

Our Strengths

KENNETH COLE
COLE HAAN
Colebrook
Sean John
IZOD

KENNETH COLE
COLE HAAN
Colebrook
NINE WEST
IZOD
JONES NEW YORK OUTERWEAR
sienastudio
BLACK Rivet
CECE CORD

G-III Product Offering

Men’s                         Women’s

NFL

MAJOR LEAGUE BASEBALL®

OFFICIALLY LICENSED COLLEGIATE PRODUCTS

WPT

G-III SPORTS
By Carl Banks
Real Sports Fashion

NHL

Louisville Slugger

G-III Product Offering

Sports Apparel

Company has more than twenty licensed and
company owned brands

   Licensor’s retail stores represent a significant
          customer for product

   Niche brands allow for exploitation of specific
          markets by gender and price point

Broad Array of Strong Brands

1993 - National Football League team logo outerwear

1995 - Kenneth Cole New York women’s outerwear

1996 - National Hockey League team logo outerwear

1998 - Nine West women’s outerwear

1999 - Major League Baseball team logo outerwear

2000 - Cole Haan men’s and women’s outerwear

2001 - Jones New York women’s wool outerwear, Sean John for all men’s outerwear

2002 - Expanded National Football League license.  Exclusive distribution to all mass and mid-tier except for one team.

2003 - James Dean and Bill Blass outerwear

2004 - Kenneth Cole New York and Kenneth Cole Reaction men’s

           outerwear, Cece Cord handbags and apparel, and World Poker

           Tour

Steady Building of Licensed Brand Portfolio - Highlights

2005 - Izod men’s and women’s outerwear

Men’s

KENNETH COLE

COLE HAAN

Colebrook

JONES NEW YORK
OUTERWEAR

sienastudio

BLACK
Rivet

Women’s

Sports Apparel

Sports Apparel

Specialty Retail - Saks Fifth Avenue, Neiman Marcus,
and Bergdorf Goodman

Department Stores - Federated, May Company and
Nordstrom

Specialty Stores Chains - Limited, Finish Line,
Christopher and Banks, Cato and Charming Shoppes

Mid Tier and Mass Merchants - Sears, JC Penney,
Wal-Mart, Target and Kohl’s

Balanced Mix of Distribution

Estimated Sales by Leather/Non-Leather Category &
Distribution Channel for 2004

Leather/Non-Leather
Category

Distribution Channel

Mass
Merchandisers

Dept. Stores
and Specialty
Retailers

Leather

Non-
Leather

Mid-Tier
Stores

Addition of Kenneth Cole men’s and Izod women’s and
men’s outerwear

Continued expansion of core-sports apparel lines

Continued expansion in brand portfolio in both Men’s
and Women’s

Economies of scale for expanded design, production,
and merchandising teams

Opportunities for Growth

( 000’s Omitted)

Third Quarter Ended

Nine Months Ended

Net Sales

$114,909

$125,547

$175,322

$189,558

Gross Profit

$  37,339

$  45,851

$  57,374

Operating Profit

$  20,554

$    7,467

$  20,986

Net Income

$    9,897

$  11,380

$    3,410(a)

$  11,471

Diluted EPS

$      1.33

$      1.50

$      0.46(a)

$      1.54

(a)

Includes a charge of $882,000, equal to $0.12 per share, associated with the Company’s decision to attempt to sell its joint venture interest in a factory in China.

10/31/2004

10/31/2003

10/31/2004

10/31/2003

$  33,551

$  17,913

Key Income Statement Items

Net Sales

$149.6

$187.1

$201.4

$202.7

$224.0

$0

$50

$100

$150

$200

$250

2000

2001

2002

2003

2004

(in millions)

Fiscal Year ended January 31,

EPS

$1.14

$0.52(a)

$0.00

$0.25

$0.50

$0.75

$1.00

$1.25

$1.50

$1.75

$2.00

2003

2004

a)

Adjusted for a charge of $3.4 million, net of tax, associated with expenses related to closing the Company’s manufacturing facility in Indonesia.  Diluted EPS including the charge was $0.05.

2002

$0.32

Fiscal Year ended January 31,

( 000’s Omitted)

10/31/2004

10/31/2003

Accounts Receivable

Inventories

$   37,010

$   40,498

Total Current Assets

$ 130,245

$ 138,047

Accounts Payable

Notes Payable

Total Current Liabilities

Total Stockholders’ Equity

$     69,115

$   67,387

$   81,698

$   87,794

$   19,898

$   36,211

$   67,886

$   15,965

$   78,919

$   43,418

Book Value Per Share

$        9.59

$       9.73

Abbreviated Balance Sheet

G-III APPAREL GROUP, LTD.